As filed with the Securities and Exchange Commission on July 12, 2001

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a party other than the Registrant | |

Check the appropriate box:

| | Preliminary Proxy Statement	| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CBA® MONEY FUND
CMA® GOVERNMENT SECURITIES FUND
CMA® MONEY FUND
CMA® TAX-EXEMPT FUND
CMA® TREASURY FUND
and
CMA® ARIZONA MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND
CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® OHIO MUNICIPAL MONEY FUND
CMA® PENNSYLVANIA MUNICIPAL MONEY FUND
each of
CMA® MULTI-STATE MUNICIPAL SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter)
same as above

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

| | Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

CBA® MONEY FUND
CMA® GOVERNMENT SECURITIES FUND
CMA® MONEY FUND
CMA® TAX-EXEMPT FUND
CMA® TREASURY FUND
and
CMA® ARIZONA MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND
CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® OHIO MUNICIPAL MONEY FUND
CMA® PENNSYLVANIA MUNICIPAL MONEY FUND
each of
CMA® MULTI-STATE MUNICIPAL SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON AUGUST 24, 2001

TO THE SHAREHOLDERS OF
CBA Money Fund CMA Government Securities Fund CMA Money Fund CMA Tax-Exempt Fund CMA Treasury Fund CMA Multi-State Municipal Series Trust

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (each a “Meeting” and collectively the “Meetings”) of each of the above-listed investment companies (each a “Fund” and collectively the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on August 24, 2001 at the time specified in “General Information Pertaining to the Funds” in Exhibit A to this Combined Proxy Statement for the following purposes:
(1)	To elect a Board of Trustees of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;
(2)	To consider and act upon a proposal to amend each Fund’s Declaration of Trust to permit each Board of Trustees to reorganize each Fund into a “master/feeder” structure;

(3)	To consider and act upon a proposal to amend each Fund’s Declaration of Trust to permit each Board of Trustees to divide each Fund’s shares into additional classes;
(4)	To consider and act upon a proposal to change the fundamental investment restrictions of each Fund; and
(5)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

 The Board of Trustees of each Fund has fixed the close of business on June 26, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings or any adjournments thereof.

A complete list of the shareholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after August 10, 2001, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting of any Fund in which you own shares. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of each respective Fund.

By Order of the Boards of Trustees

PHILLIP S. GILLESPIE

Secretary of CBA Money Fund,
CMA Government Securities Fund,
CMA Money Fund,
CMA Tax-Exempt Fund,
CMA Treasury Fund, and
CMA Multi-State Municipal Series Trust
   CMA Arizona Municipal Money Fund
   CMA California Municipal Money Fund
   CMA Connecticut Municipal Money Fund
   CMA Massachusetts Municipal Money Fund
   CMA Michigan Municipal Money Fund
   CMA New Jersey Municipal Money Fund
   CMA New York Municipal Money Fund
   CMA North Carolina Municipal Money Fund
   CMA Ohio Municipal Money Fund
CMA Pennsylvania Municipal Money Fund

Plainsboro, New Jersey Dated: July 12, 2001

CBA® MONEY FUND
CMA® GOVERNMENT SECURITIES FUND
CMA® MONEY FUND
CMA® TAX-EXEMPT FUND
CMA® TREASURY FUND
and
CMA® ARIZONA MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND
CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® OHIO MUNICIPAL MONEY FUND
CMA® PENNSYLVANIA MUNICIPAL MONEY FUND
each of
CMA® MULTI-STATE MUNICIPAL SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011

2001 SPECIAL MEETINGS OF SHAREHOLDERS

AUGUST 24, 2001

TABLE OF CONTENTS

			Page
Introduction			1

Item 1:		Election of Trustees	2

Item 2:		Approval or Disapproval of Charter Amendment to Permit the Board to Reorganize the Fund into a Master/Feeder Structure	5

Item 3:		Approval or Disapproval of Charter Amendment to Permit the Board to Divide Fund Shares into Additional Classes of Shares	6

Item 4:		Approval or Disapproval of Certain Changes to the Investment Restrictions of each Fund	7

Additional Information			16

Exhibit A	—	Information About the Funds	A-1

Exhibit B	—	Form of Proposed Charter Amendment to Reorganize each Fund into a Master/Feeder Structure (All Funds Except CMA Multi-State Municipal Series Trust)	B-1

Exhibit C	—	Form of Proposed Charter Amendment to Reorganize the Fund into a Master/Feeder Structure (CMA Multi-State Municipal Series Trust only)	C-1

Exhibit D	—	Form of Proposed Charter Amendment to Permit the Fund to Divide its Shares into Additional Classes of Shares (CBA Money Fund only)	D-1

Exhibit E	—

Form of Proposed Charter Amendment to Permit each Fund to Divide its Shares into Additional Classes of Shares (CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund only)

E-1

Exhibit F	—	Form of Proposed Charter Amendment to Permit the Fund to Divide its Shares into Additional Classes of Shares (CMA Multi-State Municipal Series Trust only)	F-1

Exhibit G	—	CBA Money Fund’s Current and Proposed Investment Restrictions	G-1

Exhibit H	—	CMA Government Securities Fund’s Current and Proposed Investment Restrictions	H-1

Exhibit I	—	CMA Money Fund’s Current and Proposed Investment Restrictions	I-1

Exhibit J	—	CMA Tax-Exempt Fund’s Current and Proposed Investment Restrictions	J-1

Exhibit K	—	CMA Treasury Fund’s Current and Proposed Investment Restrictions	K-1

Exhibit L	—	CMA Multi-State Municipal Series Trust’s Current and Proposed Investment Restrictions	L-1

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of each of the above-listed investment companies, including each series of CMA Multi-State Municipal Series Trust (each a “Fund” and collectively the “Funds”), to be voted at the 2001 Special Meeting of Shareholders of each Fund (each a “Meeting” and collectively, the “Meetings”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on August 24, 2001 at the time specified under the caption “General Information Pertaining to the Funds” in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is July 18, 2001.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

(1)	“FOR” the election of the Board of Trustees’ nominees of each Fund;
(2)	“FOR” the approval of an amendment to each Fund’s Declaration of Trust (a “charter amendment”) permitting the Board to reorganize each Fund into a master/feeder structure;
(3)	“FOR” the approval of a charter amendment permitting the Board to divide each Fund’s shares into additional classes of shares;
(4)	“FOR” the proposed changes to the investment restrictions of each Fund; and
(5)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Trustees of each Fund has fixed the close of business on June 26, 2001 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of beneficial interest indicated under the caption “Shares of Beneficial Interest” in Exhibit A hereto. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of beneficial interest at such date, except as set forth under the caption “Shares of Beneficial Interest” in Exhibit A.

The Board of Trustees of each Fund knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The shareholders of all of the Funds are solicited and entitled to vote on each of Items 1, 2, 3 and 4.

1

ITEM 1. ELECTION OF TRUSTEES

At the Meetings, the Board of Trustees’ nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) “FOR” the applicable nominees listed below. The nominees to be elected by each Fund and certain biographical and other information relating to the nominees appears below. Additional information relating to the nominees is contained under the caption “Information Pertaining to Trustee Nominees” in Exhibit A hereto.

Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships(1)

Ronald W. Forbes(2) 1400 Washington Avenue Albany, New York 12222	60

Professor Emeritus of Finance, School of Business, State University of New York at Albany, since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Terry K. Glenn* P.O. Box 9011 Princeton, New Jersey 08543-9011	60

Executive Vice President of Fund Asset Management, L.P. (“FAM”) and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993, President of FAM Distributors, Inc. since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988 and Director of Financial Data Services, Inc. (“FDS”) since 1985.

Cynthia A. Montgomery(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	48

Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UnumProvident Corporation since 1990 and Director, Newell Rubbermaid Inc. since 1995.

Charles C. Reilly(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	70

Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

2

Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships(1)

Kevin A. Ryan(2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	68

Founder and currently Director Emeritus of The Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth(2) 7403 MacKenzie Court Bethesda, Maryland 20817	65

Former President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

Richard R. West(2) Box 604 Genoa, Nevada 89411	62

Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate company).

Edward D. Zinbarg(2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	65

Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

(1)	Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser. Please see “Information Pertaining to Trustee Nominees” in Exhibit A hereto.
(2)	Member of Audit, Nominating and Oversight Committee of each Fund on which he or she currently serves as a Trustee and will serve on the Audit, Nominating and Oversight Committee of each Fund to which he or she is elected as a Trustee. Please see “Information Pertaining to Trustee Nominees” and “Board and Committee Meetings” in Exhibit A hereto.
*	Interested person, as defined in the Investment Company Act of 1940, as amended, of each of the Funds.

The Board of Trustees of each Fund knows of no reason why any of the nominees listed in the chart above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Trustees may recommend.

3

 Board and Committee Meetings. The Board of each Fund has a standing Audit, Nominating and Oversight Committee (the “Committee”), which consists of Trustees who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Currently, Messrs. Forbes, Reilly, Ryan and West and Ms. Montgomery are members of the Committee. If elected as Trustees, Messrs. Suddarth and Zinbarg will become members of the Committee. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties.

During each Fund’s most recently completed fiscal year, each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. Please see “Board and Committee Meetings” in Exhibit A hereto for further information about Board and Committee meetings.

Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds or has held with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML&Co.”). Mr. Glenn is the President of each Fund.

Compensation of Trustees. FAM, the manager of each Fund, pays all compensation to all officers of each Fund and all Trustees of each Fund who are affiliated with ML&Co. or its subsidiaries. Each Fund pays each Trustee not affiliated with FAM (each a “non-affiliated Trustee”) an annual fee plus a fee for each Board meeting attended and pays all such Trustees’ out-of-pocket expenses relating to attendance at meetings. Each Fund also pays each member of each Fund’s Committee, which consists of all of the non-affiliated Trustees an annual fee. The Co-Chairmen of each Committee each receive an additional fee. (1) Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Trustees during each Fund’s most recently completed fiscal year is set forth under the caption “Board and Committee Meetings” in Exhibit A hereto.

Officers of the Funds. Information regarding the officers of each Fund is set forth under the caption “Information Pertaining to Officers” in Exhibit A hereto. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership. Information relating to the number of shares of each Fund owned by the Board of Trustees nominees is set forth under the caption “Information Pertaining to Trustee Nominees” in Exhibit A hereto. As of the Record Date, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the shares of beneficial interest of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Trustee of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

Each Board of Trustees recommends that the shareholders of its respective Fund vote FOR the election of the Board of Trustees nominees.

(1)	Charles C. Reilly and Ronald W. Forbes are Co-Chairmen of each Fund’s Committee for each Fund.

4

ITEM 2. APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT THE BOARD TO REORGANIZE THE FUND INTO A MASTER/FEEDER STRUCTURE

The Board of Trustees of each Fund proposes to amend the Declaration of Trust of each Fund to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a “master/feeder” structure. By voting in favor of this provision, shareholders are authorizing the Board to reorganize a Fund into a “master/feeder structure” if the Board believes that the structure is in the best interests of the Fund and its shareholders. A copy of the form of amendment to the Declaration of Trust for all of the Funds (except CMA Multi-State Municipal Series Trust) is attached as Exhibit B hereto. A copy of the form of amendment to the Declaration of Trust for CMA Multi-State Municipal Series Trust is attached as Exhibit C hereto.

The Declaration of Trust governing each Fund requires shareholder approval before each Fund transfers its assets to a master fund in order to convert to a master/feeder arrangement. Accordingly, each Fund is seeking shareholder approval of a Declaration of Trust amendment that would permit the Board to cause such a transfer of assets to a master fund in exchange for shares or other beneficial interests without additional shareholder approval and would clarify the manner in which each Fund will operate in a master/feeder structure.

In a master/feeder structure, a fund (a “Feeder Fund”) sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, it invests all of those assets in another fund (a “Master Fund”) with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund’s portfolio. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand-alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure also may permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) contributing its assets to the Master Fund in return for an interest therein and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 2 by the shareholders of a Fund would permit the applicable Board to convert the Fund to a Feeder Fund at such time as they deem appropriate by using either alternative discussed in the preceding sentence. It is expected that each Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for interests in such Master Fund.

FAM believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because the Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its

5

discretionary authority to convert the Fund to a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund’s assets with those of other Feeder Funds. As discussed above, the primary motivation for considering a master/feeder structure would be to seek to achieve possible economies of scale and/or efficiencies in portfolio management, while preserving separate identities, fee structures, administration and distribution channels at the Feeder Fund level. A Board’s decision to convert a Fund to a master/feeder structure will be based upon the Board’s determination that it would be in the best interests of both the Fund and its shareholders.

Because management services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administrator in a master/feeder structure. If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

Shareholders of the Funds are not entitled to appraisal rights in connection with the master/feeder charter amendments.

The Board of Trustees of each Fund recommends that the respective shareholders of each Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each Fund into a master/feeder structure.

ITEM 3. APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT THE BOARD TO DIVIDE FUND SHARES INTO ADDITIONAL CLASSES OF SHARES

 The Board of Trustees of each Fund proposes to amend the Declaration of Trust of that Fund to add certain provisions that would give the Board the express power to divide the Fund’s shares of beneficial interest into classes of shares upon the affirmative vote of the majority of the Board. By voting in favor of this provision, shareholders are authorizing the Board to divide the Fund’s shares of beneficial interest into additional classes of shares if the Board believes that the creation of multiple classes of Fund shares is in the best interests of the Fund and its shareholders. Copies of the forms of amendment to the Declarations of Trust for the Funds are attached as Exhibits D, E and F hereto.

The Declaration of Trust governing each Fund does not provide for the ability of the Fund to divide the Fund’s shares into classes of shares. Accordingly, each Fund is seeking shareholder approval of a Declaration of Trust amendment that would permit the Board to cause such a division of Fund shares without additional shareholder approval.

FAM believes that a multiple class structure may provide a number of benefits to the Funds and to the holders of additional classes of shares of the Funds. The availability of multiple classes of shares provides the Funds with the flexibility to offer investors alternative sales charge arrangements within the same Fund without adversely affecting the preferences, conversion or other rights, voting powers, restrictions, limitations

6

as to dividends, qualifications or terms or conditions of redemption of such shares. By providing alternative sales charge arrangements, the Funds may attract new investors or encourage additional investment by existing shareholders resulting in larger pools of assets.

FAM believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. The availability of multiple classes of shares provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to create such additional classes of shares would depend upon the existence of appropriate opportunities to attract new investors or additional investment by existing shareholders. The primary motivation for considering the creation of multiple classes would be to seek to achieve possible economies of scale and/or efficiencies in portfolio management. A Board’s decision to divide a Fund’s shares into additional classes of shares will be based upon the Board’s determination that it would be in the best interests of both the Fund and its shareholders.

The Board of Trustees of each Fund recommends that the respective shareholders of each Fund vote FOR the proposal to approve the charter amendment to permit the division of shares of each Fund into additional classes of shares.

ITEM 4. APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO THE INVESTMENT RESTRICTIONS OF EACH FUND

Each Fund has adopted investment restrictions that govern generally the operations of that Fund. FAM believes that it is appropriate to modify or delete certain investment restrictions (which are fundamental policies) and to change certain fundamental policies to non-fundamental policies. The Investment Company Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to (a) the classification and subclassification under the Investment Company Act within which a fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons and (h) changing the nature of the business so as to cease to be an investment company. When each Fund was formed, its Board of Trustees designated a number of other policies as fundamental in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996 (“NSMIA”)) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive. There also are certain differences in these restrictions as among the Funds.

Accordingly, the Board of Trustees of each Fund authorized a review of the Fund’s investment restrictions in order to: (i) modernize the Fund’s policies that are required to be fundamental and make them consistent with each other and those of other investment companies advised by FAM and its affiliate, MLIM, and (ii) delete or reclassify as non-fundamental any policies that are not required to be fundamental under the Investment Company Act. Non-fundamental policies can be changed by vote of a majority of a Fund’s Board of Trustees at any time without shareholder approval, subject to compliance with applicable Securities and

7

 Commission disclosure requirements. A chart listing the current investment restrictions of each Fund and the corresponding proposed change is set forth in Exhibits G through L.

The proposed investment restrictions are designed to provide each Fund with as much investment flexibility as possible under the Investment Company Act and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of “to the extent permitted by applicable law.” Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Funds to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

The following chart sets forth the investment restrictions and the shareholders solicited and entitled to vote on each such investment restriction.

	Investment Restriction	CBA Money Fund	CMA Government Securities Fund	CMA Money Fund	CMA Tax- Exempt Fund	CMA Treasury Fund	CMA Multi-State Municipal Series Trust (all Series)
1.	Real Estate	Yes	Yes	Yes	Yes	Yes	Yes
2.	Underwriting Securities	Yes	Yes	Yes	Yes	Yes	Yes
3.	Borrowing	Yes	Yes	Yes	Yes	Yes	Yes
4.	Commodities	Yes	Yes	Yes	Yes	Yes	Yes
5.	Lending	Yes	Yes	Yes	Yes	Yes	Yes
6.	Industry Concentration	Yes	Yes	Yes	Yes	Yes	Yes
7.	Senior Securities	Yes	Yes	Yes	Yes	Yes	Yes
8.	Diversification	Yes	Yes	Yes	Yes	Yes	No
9.	Short Sales	Yes	Yes	Yes	Yes	Yes	Yes
10.	Margin	Yes	Yes	Yes	Yes	Yes	Yes
11.	Puts and Calls	Yes	Yes	Yes	Yes	Yes	Yes
12.	Securities Lending	Yes	Yes	Yes	Yes	Yes	Yes
13.	Securities other than those described in Prospectus under “Investment Objective and Policies”	Yes	Yes	Yes	Yes	Yes	Yes
14.	Invest in Bonds where Issuing Entity has a Record of Less than three Years	No	No	No	Yes	No	Yes
15.	Securities of Other Investment Companies	Yes	No	Yes	Yes	No	Yes
16.	Illiquid or Restricted Securities	Yes	No	Yes	Yes	No	Yes
17.	Exercising Management or Control	Yes	No	Yes	Yes	No	Yes

8

	Investment Restriction	CBA Money Fund	CMA Government Securities Fund	CMA Money Fund	CMA Tax- Exempt Fund	CMA Treasury Fund	CMA Multi-State Municipal Series Trust (all Series)
18.	Beneficial Ownership	Yes	No	Yes	No	No	Yes
19.	Transfer of Assets as Securities for Indebtedness	Yes	Yes	Yes	Yes	Yes	Yes
20.	Purchase More than 10% of Issuer’s Outstanding Securities	Yes	No	Yes	No	No	No
21.	Repurchase Agreements— 10% Limit	Yes	Yes	Yes	No	No	No
22.	Securities of Issuers Having Record of Less than Three Years	Yes	No	Yes	No	No	No
23.	Reverse Repurchase Agreements	Yes	No	Yes	No	No	No
24.	Oil, Gas and Mineral Leases	No	No	No	No	No	Yes
25.	Oil, Gas or Mineral Exploration or Development	Yes	No	Yes	Yes	No	Yes
26.	Repurchase Agreements— 5% Limit	No	Yes	No	No	No	No

Shareholders of a Fund may only vote on the applicable proposed investment restrictions individually. Approval of the proposed investment restrictions for a particular Fund is not contingent upon the approval of the proposed investment restrictions by any other Fund.

Proposed Fundamental Investment Restrictions

 Set forth below, with respect to each Fund, are (i) proposed fundamental investment restrictions, followed by explanatory commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for such Fund, (ii) the proposed non-fundamental restrictions, followed by explanatory commentary, and (iii) current restrictions proposed to be deleted and explanatory commentary. Each Fund’s current and proposed restrictions are set forth in their entirety in Exhibits G through L hereto.

Applicable to all Funds

Under the proposed fundamental investment restrictions, each Fund may not:

      1.   Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

9

Commentary: The proposed restriction is substantially similar to the current restriction in effect. The proposed restriction would permit the Funds to invest in securities directly or indirectly secured by real estate or issued by companies which invest in real estate, such as real estate investment trusts (“REITs”). The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, or to maintain exemption from the Investment Company Act.

2.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Commentary: The proposed restriction is substantially similar to the current restriction in effect.

3.	Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by applicable law in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

Commentary: The proposed restriction with respect to borrowing money would permit a Fund to borrow money from banks in an amount up to 33 1/3% of the Fund’s total assets, and would permit the Fund to borrow up to an additional 5% of its total assets for temporary purposes. The current restrictions in effect permit each Fund to borrow money from banks in an amount up to 20% of the Fund’s total assets and to pledge its assets to secure borrowings up to 10% of the Fund’s net assets. Borrowings constitute leverage, which involves risk. Leveraging will magnify declines as well as increases in the value of a Fund’s assets and in the yield on the Fund’s holdings. Any purchases of securities on margin made pursuant to a Fund’s non-fundamental investment restriction are not subject to this fundamental investment restriction on borrowing.

4.	Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in commodities or contracts on commodities, except that it deletes the specific restriction on investing in oil, gas or other mineral exploration or

10

development programs. These prohibited investments are, however, covered by the proposed restriction’s general prohibition on investing in commodities or contracts on commodities. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

5.	Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law.

Commentary: The proposed restriction is substantially similar to the current restrictions in effect with respect to making loans and lending portfolio securities. Applicable law generally permits the lending of a Fund’s portfolio securities in an amount up to 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by the lending; provided that such loans are made in accordance with prescribed guidelines adopted by the Board of Trustees. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

6.	 Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

Commentary: The proposed restriction simplifies the current restriction in effect with respect to concentration in a particular industry. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

7.	Issue senior securities to the extent such issuance would violate applicable law.

Commentary: The proposed restriction is identical to the current restriction in effect.

Applicable to all Funds (except the Series of CMA Multi-State Municipal Series Trust)

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

Commentary: The proposed restriction clarifies the current restriction in effect with respect to the classification of CMA Tax-Exempt Fund and formalizes as a fundamental investment restriction the classification of CMA Government Securities Fund and CMA Treasury Fund as diversified investment companies.

Under the Investment Company Act, a diversified investment company, with respect to 75% of its total assets, may not invest more than 5% of its assets in the securities of any single issuer. CMA Tax-Exempt Fund’s current restriction prohibits that Fund, with respect to 100% of its total assets, from investing more than 5% of its assets in the securities of any single issuer.

11

CMA Government Securities Fund and CMA Treasury Fund are each considered to be diversified under the Investment Company Act because they each invest in government securities. As a result, neither Fund has a current restriction concerning its classification as a diversified investment company. The proposed restriction would permit each applicable Fund to invest up to 25% of its total assets in the securities of a single issuer. To the extent that a Fund invests a greater proportion of its assets in a single issuer, it will be subject to a greater degree of risk associated with that investment. CMA Government Securities Fund and CMA Treasury Fund will continue to invest in direct obligations of the US. government and US. Treasury, respectively. Notwithstanding this proposed restriction, each Fund in accordance with the rules adopted under the Investment Company Act with respect to money market funds, will continue to be managed so as to be diversified, as applicable, with respect to 100% of its assets. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

With respect to CBA Money Fund and CMA Money Fund, while the current restriction describes the currently applicable law regarding diversification requirements, the proposed restriction simply provides that the applicable Fund comply with current law regarding diversification. The proposed restriction avoids the need to amend this restriction should the law change.

If approved by the shareholders of a Fund, the above-listed restrictions will replace the current fundamental investment restrictions for that Fund and, accordingly, will become the only fundamental investment restrictions under which that Fund will operate.

Proposed and Redesignated Non-Fundamental Investment Restrictions

The Board of Trustees of each Fund has adopted the following non-fundamental investment restrictions for each Fund, subject to the approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions of the Funds for which shareholders are being asked to approve redesignation.

 Redesignating a restriction as non-fundamental allows the Board of Trustees the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interests of a Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution of the Board and (ii) amendment of the Fund’s Prospectus and/or Statement of Additional Information.

Under the proposed non-fundamental investment restrictions, each Fund may not:

Applicable to all Funds

9.	Make short sales of securities or maintain a short position.

Commentary: This non-fundamental policy is identical to the corresponding fundamental restriction currently applicable to each Fund. Current applicable law does not require a Fund to state its policy on short sales as a fundamental policy.

12

10.	Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Commentary: Current applicable law does not require a Fund to state its policy on purchasing securities on margin as a fundamental policy.

With regard to purchases on margin, under current applicable law, a Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Fund may obtain short term credit as necessary for the clearance of securities transactions. However, a Fund may pay initial or variation margin in connection with futures and related options transactions without regard to this prohibition.

11.	Write, purchase or sell puts, calls or combinations thereof.

Commentary: This non-fundamental policy is substantially similar to the corresponding fundamental restriction currently applicable to each Fund except that it deletes the specific restriction on investing in straddles and spreads. These prohibited investments are combinations of puts and calls and, thus, are prohibited by the proposed restriction. Current applicable law does not require a Fund to state its policy on puts, calls or combinations thereof as a fundamental policy.

12.	Subject to fundamental investment restriction [5] above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loan.

Commentary: This non-fundamental policy with respect to securities lending would, in accordance with applicable law, permit the lending of a Fund’s portfolio securities in an amount up to 33 1/3 % of the Fund’s total assets less all liabilities and indebtedness not represented by the lending; provided that such loans are made in accordance with prescribed guidelines adopted by the Board of Trustees, with appropriate disclosure in each Fund’s Prospectus and/or Statement of Additional Information. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

Proposed Deletion of Certain Investment Restrictions.

The Board of Trustees of each Fund has approved the deletion of certain of the Funds’ current investment restrictions (see Exhibits G through L for the full text of these restrictions). These investment restrictions are not required to be fundamental investment restrictions of the Funds and, in most cases, are not applicable to money market funds such as the Funds. As discussed below, the deletion of these investment restrictions is not expected to have a material effect on the portfolio management of the Funds. Although removing the following investment restrictions may provide the Funds with more investment flexibility, money funds are restricted as

13

to the permissible types of investments that they can make. As a result, the Funds do not expect that any increased investment flexibility will significantly affect the manner in which the Funds manage their portfolios.

Applicable to all Funds (except where otherwise noted)

13. Purchase any securities other than securities referred to under the prospectus captions “How the Funds Invest” or “Investment Objectives and Policies” herein.

Commentary: This limitation is not required to be included among Funds’ fundamental investment restrictions and, further, is superfluous because it does no more than prohibit a Fund from investing in prohibited investments. The deletion of this fundamental investment restriction is not expected to have a material effect on the portfolio management of the Funds.

14. Invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

Commentary: This limitation is not required to be included among the Funds’ fundamental investment restrictions. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds.

15. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

Commentary: Each Fund, except CMA Government Securities Fund and CMA Treasury Fund, currently has a fundamental restriction that prohibits it from acquiring securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. Applicable law currently allows each such Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of that investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. This limitation is not required to be included among the Funds’ fundamental investment restrictions (although there are certain statutory limitations regarding such investments). The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds but would permit a master/feeder or fund of funds structure.

16. Invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities.

14

Commentary: The limitation is not required to be included among the Funds’ fundamental investment restrictions. The deletion of this investment restriction would permit the Fund, under regulations currently applicable to money market funds, to invest up to 10% of its total assets (taken at market value) in illiquid securities. CBA Money Fund’s current investment restriction excludes repurchase agreements. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds.

Commentary: The remaining limitations (17-26) are not required to be included among the Funds’ fundamental investment restrictions. The deletion of these investment restrictions from the relevant Funds are not expected to have a material effect on the portfolio management of the Funds.

17.	Make investments for the purpose of exercising control or management.

18.	Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Fund, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

19.	Mortgage, pledge, hypothecate or in any manner transfer (except to lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value) as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings referred to in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s net assets, taken at market value.

20.	Purchase more than 10% of the outstanding securities of an issuer except that this restriction shall not apply to U.S. Government or Government agency securities, bank money instruments and repurchase agreements.

21.	Enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.

Applicable to CBA Money Fund and CMA Money Fund only

22.	Invest in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

23.	Enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

15

Applicable to each Series of CMA Multi-State Municipal Series Trust only

24. Invest in oil, gas or mineral leases.

Applicable to CBA Money Fund, CMA Money Fund, CMA Tax-Exempt Fund, and each Series of CMA Multi-State Municipal Series Trust only

25. Invest in oil, gas or other mineral exploration or development in real estate or interests therein.

Applicable to CMA Government Securities Fund only

      26. Enter into repurchase agreements with any one bank or primary dealer or an affiliate thereof, if immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements with such bank or primary dealer or an affiliate thereof.

The Board of Trustees of each Fund recommends that the respective shareholders of each Fund vote FOR the proposal to change the investment restrictions of that Fund.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed forms of proxy, this Combined Proxy Statement and the accompanying Notices of Meeting will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the applicable Fund. The Funds have retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, 1-888-723-8474, to aid in the solicitation of proxies, at an aggregate cost to be allocated among the Funds of approximately $45,000, plus out-of-pocket expenses.

Independent Auditor’s Fees

The following table sets forth the aggregate fees paid to Deloitte & Touche LLP (“D&T”), independent auditors for each Fund, for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, FAM, and entities controlling,

16

controlled by or under common control with FAM that provide services to the Fund. The Committee of each Fund has considered whether the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors with that Fund.

Fund	Audit Fees Charged to the Fund/Trust	Financial Information Systems Design and Implementation Fees	All Other Fees*	Fiscal Year End
CBA Money Fund	$ 25,400	—	$3,754,000	February 28, 2001
CMA Government Securities Fund	$ 24,900	—	$3,754,000	March 31, 2001
CMA Tax-Exempt Fund	$ 33,300	—	$3,753,400	March 31, 2001
CMA Treasury Fund	$ 30,900	—	$3,754,000	March 31, 2001
CMA Money Fund	$ 41,400	—	$3,754,000	March 31, 2001
CMA Multi-State Municipal Series Trust	$221,950	—	$3,812,800	March 31, 2001

*	Includes fees billed for non-audit services rendered to each Fund, FAM and any entity controlling, controlled by, or under common control with FAM, during the year ended December 31, 2000.

Voting Requirements

For each of CMA Government Securities Fund, CMA Tax-Exempt Fund, CMA Treasury Fund and CMA Money Fund, a quorum consists of a majority of the shares outstanding, present in person or by proxy. For CBA Money Fund and the CMA State Funds, a quorum consists of holders of one-third of the shares outstanding, present in person or by proxy.

If, by the time scheduled for a Meeting, a quorum of a Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the applicable Fund’s shareholders. No additional notice will be provided to you in the event a Meeting is adjourned unless otherwise required by Massachusetts law.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

(1)	“FOR” the election of the Board of Trustees nominees;

(2)	“FOR” the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure;

(3)	“FOR” the approval of a charter amendment permitting the Board to divide each Fund’s shares into additional classes of shares; and

17

(4)	“FOR” certain changes to the investment restrictions of each Fund.

The shareholders solicited and entitled to vote on Items 1, 2, 3 and 4 are outlined below. With respect to Items 1, 2 and 3, assuming a quorum is present, approval of Items 1, 2 and 3 will require the affirmative vote of shareholders holding the percentage of shares indicated in the chart below.

	Item 1.	Item 2.	Item 3.
Fund	Election of Board of Trustees	Approval of a Charter Amendment to Permit the Reorganization of the Fund into a Master/Feeder Structure	Approval of a Charter Amendment to Permit the Division of Fund Shares into Additional Classes

CBA Money Fund	Majority of shares represented at the meeting if a quorum is present	Two-thirds of Shares outstanding	Majority of shares outstanding

CMA Government Securities Fund	Majority of shares represented at the meeting if a quorum is present	Two-thirds of Shares outstanding	Majority of shares outstanding

CMA Money Fund	Majority of shares represented at the meeting if a quorum is present	Two-thirds of Shares outstanding	Majority of shares outstanding

CMA Tax-Exempt Fund	Majority of shares represented at the meeting if a quorum is present	Two-thirds of Shares outstanding	Majority of shares outstanding

CMA Treasury Fund	Majority of shares represented at the meeting if a quorum is present	Two-thirds of Shares outstanding	Majority of shares outstanding

CMA Multi-State Municipal Series Trust	For each Series: Majority of shares of that Series represented at the meeting if a quorum is present	For each Series: Two-thirds of shares of that Series outstanding	Majority of shares outstanding

With respect to Item 4, assuming a quorum is present, approval will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares of the applicable Fund are represented or (ii) more than 50% of the outstanding shares of the applicable Fund.

Broker Non-Votes and Abstentions

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The

18

Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and the proposed charter amendments (Items 2 and 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to Item 4. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received on Items 1, 2 and 3, except as limited by agreement or applicable law, it will vote uninstructed shares in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against Items 1, 2, 3 and 4.

Address of FAM

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

 Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report, if any, to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-995-6526 ext. 123.

Annual Meeting of Shareholders

The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Funds. Each Fund also would be required to hold a special shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The charter or by-laws provide that a special shareholders’ meeting may be called by a majority of the Trustees, the President or on the written request of at least 10% of the outstanding shares entitled to vote at such meeting.

Shareholder Proposals

A shareholder proposal intended to be presented at any subsequent meetings of shareholders of the Funds must be received by that Fund in a reasonable time before the Board’s solicitation relating to such meeting is to be made in order to be considered in that Fund’s proxy statement and form of proxy relating to such meeting. Any shareholder who desires to bring a proposal at any subsequent meeting of shareholders of the

19

Funds without including such proposal in a proxy statement relating to the meeting must deliver notice of such proposal to the applicable Fund or Funds in a reasonable time before the Board of Trustees’ solicitation relating to such meeting is to be made.

By Order of the Boards of Trustees

PHILLIP S. GILLESPIE
Secretary of CBA Money Fund,
CMA Government Securities Fund,
CMA Tax-Exempt Fund, CMA Treasury Fund,
CMA Money Fund and
CMA Multi-State Municipal Series Trust
     CMA Arizona Municipal Bond Fund
     CMA California Municipal Bond Fund
     CMA Connecticut Municipal Bond Fund
     CMA Massachusetts Municipal Bond Fund
     CMA Michigan Municipal Bond Fund
     CMA New Jersey Municipal Bond Fund
     CMA New York Municipal Bond Fund
     CMA North Carolina Municipal Bond Fund
     CMA Ohio Municipal Bond Fund
CMA Pennsylvania Municipal Bond Fund

Dated: July 12, 2001

20

EXHIBIT A

INFORMATION ABOUT THE FUNDS

General Information Pertaining to the Funds

Fund	Fiscal Year End	State of Organization	Meeting Time
CBA Money Fund	February 28	Massachusetts	8:30 a.m.
CMA Government Securities Fund	March 31	Massachusetts	8:45 a.m.
CMA Money Fund	March 31	Massachusetts	9:00 a.m.
CMA Tax-Exempt Fund	March 31	Massachusetts	9:15 a.m.
CMA Treasury Fund	March 31	Massachusetts	9:30 a.m.
CMA Arizona Municipal Money Fund	March 31	Massachusetts	9:45 a.m.
CMA California Municipal Money Fund	March 31	Massachusetts	10:00 a.m.
CMA Connecticut Municipal Money Fund	March 31	Massachusetts	10:15 a.m.
CMA Massachusetts Municipal Money Fund	March 31	Massachusetts	10:30 a.m.
CMA Michigan Municipal Money Fund	March 31	Massachusetts	10:45 a.m.
CMA New Jersey Municipal Money Fund	March 31	Massachusetts	11:00 a.m.
CMA New York Municipal Money Fund	March 31	Massachusetts	11:15 a.m.
CMA North Carolina Municipal Money Fund	March 31	Massachusetts	11:30 a.m.
CMA Ohio Municipal Money Fund	March 31	Massachusetts	11:45 a.m.
CMA Pennsylvania Municipal Money Fund	March 31	Massachusetts	12:00 p.m.

A-1

Shares of Beneficial Interest

Fund	Shares of Beneficial Interest Outstanding as of the Record Date
CBA Money Fund	854,946,972.560
CMA Government Securities Fund	1,925,939,073.860
CMA Money Fund	29,257,893,988.160
CMA Tax-Exempt Fund	9,949,605,166.290
CMA Treasury Fund	1,345,097,058.360
CMA Arizona Municipal Money Fund	240,107,447.490
CMA California Municipal Money Fund	2,305,621,657.620
CMA Connecticut Municipal Money Fund	608,550,034.890
CMA Massachusetts Municipal Money Fund	467,402,575.350
CMA Michigan Municipal Money Fund	382,943,624.170
CMA New Jersey Municipal Money Fund	1,224,310,794.130
CMA New York Municipal Money Fund	2,415,581,821.010
CMA North Carolina Municipal Money Fund	312,675,091.250
CMA Ohio Municipal Money Fund	442,334,408.640
CMA Pennsylvania Municipal Money Fund	608,558,299.250

As of the Record Date, no person is beneficial owner of more than five percent of the shares of any of the Funds except as set forth in the table below.

		Shares of Beneficial Interest Beneficially Owned as of the Record Date
Name of Fund	Name and Address of Beneficial Owner	Number	Percent of Total
CBA Money Fund	N/A
CMA Government Securities Fund	N/A
CMA Money Fund	N/A
CMA Tax-Exempt Fund	N/A
CMA Treasury Fund	N/A
CMA Arizona Municipal Money Fund	Harriet M. Gruber, Steven Gruber, Marian Gruber Montgomery, James M. Gruber TTEES Alan R. Gruber MRTLTRST 800 Scudders Mill Road Plainsboro, New Jersey 08536	16,430,412.00	6.8429%
CMA California Municipal Money Fund	N/A
CMA Connecticut Municipal Money Fund	N/A
CMA Massachusetts Municipal Money Fund	N/A
CMA Michigan Municipal Money Fund	N/A
CMA New Jersey Municipal Money Fund	N/A
CMA New York Municipal Money Fund	N/A

(table continued on next page)


A-2

		Shares of Beneficial Interest Beneficially Owned as of the Record Date
Name of Fund	Name and Address of Beneficial Owner	Number	Percent of Total
CMA North Carolina Municipal Money Fund	Ralph W. Ketner 800 Scudders Mill Road Plainsboro, New Jersey 08536	19,070,873.00	6.0993%
CMA Ohio Municipal Money Fund	N/A
CMA Pennsylvania Municipal Money Fund	Janine C. Yass 800 Scudders Mill Road Plainsboro, New Jersey 08536	38,331,577.00	6.2988%

Information Pertaining to Trustee Nominees

As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

Nominee	Fund	No. of Shares Held
Ronald W. Forbes	N/A	—
Terry K. Glenn	CMA Pennsylvania Municipal Money Fund	4,242,847
Cynthia A. Montgomery	N/A	—
Charles C. Reilly	CMA Tax-Exempt Fund	108,278
Kevin A. Ryan	CMA Massachusetts Municipal Money Fund	10,166
Roscoe S. Suddarth	CMA Money Fund	53,144
Richard R. West	N/A	—
Edward D. Zinbarg	CMA New Jersey Municipal Money Fund	628,384

	Year in Which each Nominee of each Fund Became a Trustee
Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
CBA Money Fund	1983	1999	1993	1990	1992	2001	1983	2001

CMA Government Securities Fund	1981	1999	1993	1990	1992	2001	1981	2001

CMA Tax-Exempt Fund	1981	1999	1993	1990	1992	2001	1980	2001

CMA Treasury Fund	1991	1999	1993	1991	1992	2001	1991	2001

CMA Money Fund	1981	1999	1993	1990	1992	2001	1979	2001
CMA Multi-State Municipal Series Trust	1989	1999	1993	1990	1992	2001	1991	2001

CMA Arizona Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA California Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA Connecticut Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

(table continued on next page)

A-3


	Year in Which each Nominee of each Fund Became a Trustee
Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
CMA Massachusetts Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA Michigan Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA New Jersey Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA New York Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA North Carolina Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA Ohio Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

CMA Pennsylvania Municipal Money Fund	1989	1999	1993	1990	1992	2001	1991	2001

Board and Committee Meetings

Set forth in the table below is information regarding Board and committee meetings held, current annual and per meeting fees paid to each non-affiliated Trustee and the aggregate fees and expenses paid by each Fund to non-affiliated Trustees during each Fund’s most recently completed fiscal year.

	Board					Audit Committee
Fund	Number of Meetings Held*	Annual Fee ($)		Per Meeting Fee ($)**		Number of Meetings Held	Annual Fee ($)		Per Meeting Fee ($)**	Aggregate Fees and Expenses($)
CBA Money Fund	8	2,200		200		4	3,200		200	39,108
CMA Government Securities Fund	7	2,200		200		4	3,200		200	31,658
CMA Tax-Exempt Fund	8	3,500		250		4	4,500		250	46,518
CMA Treasury Fund	7	2,200		200		4	3,200		200	31,583
CMA Money Fund	8	7,000		500		4	8,000		500	20,658
CMA Multi-State Municipal Series Trust	8	3,500	***	250	***	4	4,500	***	250	46,561

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	CMA Multi-State Municipal Series Trust compensates each Trustee. Such fees are allocated among each within the Series Trust Fund on a pro-rata basis based on the relative asset size of each Fund.
****	Includes Chairman Fee.

A-4

Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Trustees during each Fund’s most recently completed fiscal year.

	Compensation Paid by Each Fund ($)*
Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth†	West	Zinbarg†
CBA Money Fund	8,000	7,500	8,000	7,500	N/A	7,500	N/A
CMA Government Securities Fund	6,500	6,000	6,500	6,500	N/A	6,000	N/A
CMA Tax-Exempt Fund	9,500	9,000	9,500	9,500	N/A	9,000	N/A
CMA Treasury Fund	6,500	6,000	6,500	6,500	N/A	6,000	N/A
CMA Money Fund	20,500	20,000	25,000	20,500	N/A	20,000	N/A
CMA Multi-State Municipal Series Trust
CMA Arizona Municipal Money Fund	256.69	231.01	231.01	231.01	N/A	231.01	N/A

CMA California Municipal Money Fund	2,742.28	2,468.73	2,468.73	2,468.73	N/A	2,468.73	N/A

CMA Connecticut Municipal Money Fund	757.41	680.75	680.75	680.75	N/A	680.75	N/A

CMA Massachusetts Municipal Money Fund	481.63	433.62	433.62	433.62	N/A	433.62	N/A

CMA Michigan Municipal Money Fund	443.42	398.74	398.74	398.74	N/A	398.74	N/A

CMA New Jersey Municipal Money Fund	1,210.14	1,090.57	1,090.57	1,090.57	N/A	1,090.57	N/A

CMA New York Municipal Money Fund	2,558.81	2,302.56	2,302.56	2,302.56	N/A	2,302.56	N/A

CMA North Carolina Municipal Money Fund	343.41	309.20	309.20	309.20	N/A	309.20	N/A

CMA Ohio Municipal Money Fund	523.70	470.92	470.92	470.92	N/A	470.92	N/A

CMA Pennsylvania Municipal Money Fund	682.51	613.90	613.90	613.90	N/A	613.90	N/A

*	No pension or retirement benefits are accrued as part of Fund expenses.
†	Neither Mr. Suddarth nor Mr. Zinbarg served as a Trustee of any Fund during such Fund’s most recently completed fiscal year.

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM-Advised Funds”), including the Funds, to the non-affiliated Trustees for the year ended December 31, 2000.

Name of Trustee	Aggregate Compensation Paid to Trustee by FAM/MLIM-Advised Funds($)(1)
Ronald W. Forbes	295,008
Cynthia A. Montgomery	264,008
Charles C. Reilly	352,050
Kevin A. Ryan	264,008
Roscoe S. Suddarth	193,977
Richard R. West	373,000
Edward D. Zinbarg	242,435

(footnote follows on next page)

A-5

(1)	The Directors serve on the boards of FAM/MLIM-advised funds as follows: Mr. Forbes (51 registered investment companies consisting of 58 portfolios); Ms. Montgomery (51 registered investment companies consisting of 58 portfolios); Mr. Reilly (51 registered investment companies consisting of 58 portfolios); Mr. Ryan (51 registered investment companies consisting of 58 portfolios); Mr. Suddarth (51 registered investment companies consisting of 58 portfolios); Mr. West (66 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (51 registered investment companies consisting of 58 portfolios).

Information Pertaining to Officers

Name	Age	Principal Occupation During Past Five Years
Terry K. Glenn	60	Executive Vice President of MLIM and FAM since 1983; President and Director of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988, Director of Financial Data Services, Inc. since 1985.

Donald C. Burke	41	First Vice President of MLIM and FAM since 1997 and Treasurer there since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

Robert P. Browne	34	Managing Director and Co-Head of MLIM Americas Taxable Fixed Income since 2000; Managing Director of Merrill Lynch Mercury Asset Management from 1998 to 1999; Senior Fixed Income Portfolio Manager of Merrill Lynch Capital Management Group from 1997 to 1999; Portfolio Manager with J.P. Morgan Investment Management from 1987 to 1997.

Vincent R. Giordano	54	Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.

Kevin J. McKenna	43	Managing Director of MLIM since 1995.

Edward J. Andrews	40	Vice President of MLIM since 1991.

Jacquelin R. Ayoub	42	Vice President and Portfolio Manager of MLIM since 1985.
Peter J. Hayes	40	Managing Director of MLIM since 1997; Vice President of MLIM from 1988 to 1997.

Kenneth A. Jacob	48	Managing Director of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

A-6

Name	Age	Principal Occupation During Past Five Years
Steven Lewis	37	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1995 to 1998.

Richard Mejzak	32	Vice President of MLIM since 1995.

Darren San Fillippo	35	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.

Kevin A. Schiatta	45	Vice President of MLIM since 1985.

Phillip S. Gillespie	37	First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from 2000 to 2001; attorney associated with MLIM and FAM from 1998 to 2000; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

Set forth in the table below is the year in which each officer took office with each of the Funds.

Name	Office	CBA Money Fund	CMA Government Securities Fund	CMA Money Fund	CMA Tax- Exempt Fund	CMA Treasury	CMA Multi-State Municipal Series Trust
Terry K. Glenn	President*	1983	1986	1986	1986	1991	1988

Donald C. Burke	Vice President	1993	1993	1993	1993	1993	1993
	Treasurer	1999	1999	1999	1999	1999	1999

Robert P. Browne	Senior Vice President	2000	2000	2000	—	2000	—

Vincent R. Giordano	Senior Vice President	—	—	—	1980	—	1988

Kevin J. McKenna	Senior Vice President	1997	1997	1997	—	1997	—

Edward J. Andrews	Vice President	—	—	—	—	—	1992

Jacquelin R. Ayoub	Vice President	—	—	—	—	1999	—

Peter J. Hayes	Vice President	—	—	—	1991	—	1990

Kenneth A. Jacob	Vice President	—	—	—	1985	—	1988

Steven Lewis	Vice President	—	—	—	—	—	1995

Richard Mejzak	Vice President	2000	2000	—	—	—	—

Darrin Sanfillipo	Vice President	—	—	—	—	—	1995

Kevin A. Schiatta	Vice President	—	—	—	—	—	1992

Phillip S. Gillespie	Secretary	2000	2000	2000	2000	2000	2000

*	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

A-7

EXHIBIT B
Form of Proposed Charter Amendment for all Funds except CMA Multi-State Municipal Series Trust
[NAME OF FUND]

Certification of Amendment To Declaration of Trust

The undersigned, constituting at least a majority of the Trustees of [NAME OF FUND] (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the ___ day of ____________, ____, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment to the Declaration, as approved by the holders of at least a majority of the shares represented at the meeting of shareholders:

VOTED:	That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:
3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:
(a) conduct, operate and carry on the business of an investment company;

(b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and Statement of Additional Information and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

(c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

B-1

	(d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, _____.

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[NAME OF FUND]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

B-2

EXHIBIT C
Form of Proposed Charter Amendment for CMA Multi-State Municipal Series Trust only
CMA MULTI-STATE MUNICIPAL SERIES TRUST

Certification of Amendment To Declaration of Trust

The undersigned, constituting at least a majority of the Trustees of CMA Multi-State Municipal Series Trust (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the 6th day of February, 1987, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment to the Declaration, as approved by the holders of at least a majority of the shares represented at the meeting of shareholders:

VOTED:	That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

(a) conduct, operate and carry on the business of an investment company;

	(b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts and options on futures contracts and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and Statement of Additional Information and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which any Series of the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

(c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

C-1

	(d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, _____.

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “CMA Multi-State Municipal Series Trust” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

C-2

EXHIBIT D
Form of Proposed Charter Amendment for CBA Money Fund only
CBA MONEY FUND

CERTIFICATION OF AMENDMENT TO DECLARATION OF TRUST

The undersigned, constituting at least a majority of the Trustees of CBA Money Fund (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the 28th day of March, 1983, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least a majority of the outstanding shares of the Trust, to the Declaration:

VOTED:	That the definition of the capitalized term “Shares” under Section 1.2 of Article I of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

“Shares” shall mean the transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

VOTED:	That Section 6.1 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.1.	Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, with par value $.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of shareholders, may divide the shares of beneficial interest of the Trust into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the shares into classes and the terms and conditions pursuant to which the shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder, including, without limitation, shares issued in connection with a dividend in shares or a split of shares, shall be fully paid and nonassessable.

D-1

VOTED:	That Section 6.2 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.2.	Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisals, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).

VOTED:	That Section 6.4 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.4.	Issuance of Shares. The Trustees, in their discretion, may from time to time without a vote of the Shareholders issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the maintenance of a constant net asset value per share as set forth in Section 9.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any class into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Reductions in the number of outstanding shares may be made pursuant to the constant net asset value per share formula set forth in Section 9.3. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

VOTED:	That Section 6.9 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.9.	Class Designations. The establishment and designation of any class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any class and the establishment and designation thereof.

D-2

VOTED:	That Section 9.2 of Article IX of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

9.2.	Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of each class such proportion of the net profits, surplus (including paid-in surplus) capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

VOTED:	That Section 10.1 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

10.1.	Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3; and (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to additional matters relating to the Trust as the Trustees may determine. All shares of all classes and series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the laws of the Commonwealth of Massachusetts governing business corporations, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above.

VOTED:	That Section 10.2 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

10.2.	Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at

D-3

such time as the Trustees shall designate. The holders of one-third of the outstanding Shares of each class present in person or by proxy shall constitute a quorum for the transaction of any business with respect to such class, except that where any provision of law, this Declaration or the By-laws of the Trust permits or requires that shareholders of the Trust shall vote as a class, then [one third] [a majority] of the aggregate number of Shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class, and except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, the affirmative vote of a majority of the Shares represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act or other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.

VOTED:	That Section 11.3 of Article XI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

11.3.	Amendment Procedure.

(a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument, in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

(b) No amendment may be made, under Section 11.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

(d) The Trustees, in their discretion without a vote of the Shareholders, may divide the shares of beneficial interest into classes.

Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

D-4

IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, 2001.

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[Name of Fund]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

D-5

EXHIBIT E
Form of Proposed Charter Amendment for CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund only
[NAME OF FUND]

CERTIFICATION OF AMENDMENT TO DECLARATION OF TRUST

The undersigned, constituting at least a majority of the Trustees of [Name of Fund] (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the ___ day of ____________, ____, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least a majority of the outstanding shares of the Trust, to the Declaration:

VOTED:	That the definition of the capitalized term “Shares” under Section 1.2 of Article I of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

“Shares” shall mean the transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

VOTED:	That Section 6.1 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.1.	Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, with par value $.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of shareholders, may divide the shares of beneficial interest of the Trust into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the shares into classes and the terms and conditions pursuant to which the shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder, including, without limitation, shares issued in connection with a dividend in shares or a split of shares, shall be fully paid and nonassessable.

E-1

VOTED:	That Section 6.2 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.3.	Rights of Shareholders. The ownership of the Trust property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisals, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).

VOTED:	That Section 6.4 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.4.	Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the maintenance of a constant net asset value per share as set forth in Section 9.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any class into a greater or lesser number without thereby changing the proportionate beneficial interests of the Trust. Reductions in the number of outstanding shares may be made pursuant to the constant net asset value per share formula set forth in Section 9.3. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

VOTED:	That Section 6.9 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.9.	Class Designations. The establishment and designation of any class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any class and the establishment and designation thereof.

E-2

VOTED:	That Section 9.2 of Article IX of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

9.2.	Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of each class such proportion of the net profits, surplus (including paid-in surplus) capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

VOTED:	That Section 10.1 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

10.3.	Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3; and (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust, and (v) with respect to additional matters relating to the Trust as the Trustees may determine. All shares of all classes and series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the laws of the Commonwealth of Massachusetts governing business corporations, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above.

VOTED:	That Section 10.2 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

10.4.	Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than 10% of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such

E-3

	meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. The holders of a majority of outstanding Shares of each class present in person or by proxy shall constitute a quorum for the transaction of any business with respect to such class, except that where any provision of law, this Declaration or the By-laws of the Trust permits or requires that shareholders of the Trust shall vote as a class, then [one third] [a majority] of the aggregate number of Shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class, and except as may otherwise be required by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, the affirmative vote of a majority of the Shares represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.

VOTED:	That Section 11.3 of Article XI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

11.3.	Amendment Procedure.

(a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make other changes to this Declaration which do not materially adversely affect the rights of Shareholders.

(b) No amendment may be made, under Section 11.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

(d) The Trustees, in their discretion without a vote of the Shareholders, may divide the shares of beneficial interest into classes.

E-4

Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, 2001.

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[Name of Fund]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

E-5

EXHIBIT F
Form of Proposed Charter Amendment for CMA Multi-State Municipal Series Trust only
CMA MULTI-STATE MUNICIPAL SERIES TRUST

CERTIFICATION OF AMENDMENT TO DECLARATION OF TRUST

The undersigned, constituting at least a majority of the Trustees of CMA Multi-State Municipal Series Trust (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the 6th day of February, 1987, as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least a majority of the outstanding shares of the Trust, to the Declaration:

VOTED:	That the definition of the capitalized term “Shares” under Section 1.2 of Article I of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

“Shares” shall mean the transferable units of interest into which the beneficial interest in any Series of the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. All references to Shares shall be deemed to be Shares of any or all Series as the context may require.

VOTED:	That Section 6.1 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.1.	Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, with par value $.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of shareholders, may divide the shares of beneficial interest of the Trust into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the shares into classes and the terms and conditions pursuant to which the shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder, including, without limitation, shares issued in connection with a dividend in shares or a split of shares, shall be fully paid and nonassessable.

F-1

VOTED:	That Section 6.3 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.3.	Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares with respect to a particular Series, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisals, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).

VOTED:	That Section 6.5 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.5.	Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares with respect to any Series that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the maintenance of a constant net asset value per share as set forth in Section 9.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any class of any Series into a greater or lesser number without thereby changing the proportionate beneficial interests in such Series of the Trust. Reductions in the number of outstanding Shares may be made pursuant to the constant net asset value per share formula set forth in Section 9.3. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

VOTED:	That Section 6.10 of Article VI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

6.10.	Class Designations. The establishment and designation of any class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any class and the establishment and designation thereof.

F-2

VOTED:	That Section 9.2 of Article IX of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

9.2.	Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of each class of any Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets with respect to such Series held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders of any Series additional Shares of such Series in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders of any Series such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate for such Series.

Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

VOTED:	That Section 10.1 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

10.1.	Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.2; (ii) with respect to any advisory or management contract of a Series as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3; and (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to additional matters relating to the Trust as the Trustees may determine. All shares of all classes and Series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or Series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the laws of the Commonwealth of Massachusetts governing business corporations, such requirement as to a separate vote by that class or Series shall apply in lieu of a general vote of all classes and Series as described above.

VOTED:	That Section 10.2 of Article X of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

10.2.	Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders of any Series holding in the aggregate not less than 10% of the outstanding Shares of such Series

F-3

	having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. The holders of one-third of outstanding Shares of each class of each Series present in person or by proxy shall constitute a quorum for the transaction of any business with respect to such class, except that where any provision of law, this Declaration or the By-laws of the Trust permits or requires that shareholders of the Trust shall vote as a class, then one-third of the aggregate number of Shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class, and except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting of a particular Series, the affirmative vote of a majority of the Shares of such Series represented at the meeting constitutes the action of the Shareholders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.

VOTED:	That Section 11.3 of Article XI of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

11.3.	Amendment Procedure.

(a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Shareholders of each Series shall have the right to vote separately on amendments to this Declaration to the extent provided by Section 10.1. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

(b) No amendment may be made, under Section 11.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of each Series. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

(d) The Trustees, in their discretion without a vote of the Shareholders of each Series, may divide the shares of beneficial interest of each Series into classes.

F-4

Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, 2001.

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[Name of Fund]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

F-5

s

EXHIBIT G

CBA Money Fund

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(1) Purchase any securities other than (i) money market securities and (ii) other securities described under “Investment Objectives and Policies.”	Delete

(2) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or domestic bank money instruments).

Fundamental Investment Restriction:
Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

(3) Purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in that issuer, except that, with respect to 25% of the value of the Fund’s total assets, the Fund may invest up to 10% of its total assets in bank money instruments or repurchase agreements with any one bank.

Fundamental Investment Restriction: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

(4) Purchase more than 10% of the outstanding securities of an issuer except that this restriction shall not apply to U.S. Government or Government agency securities, bank money instruments and repurchase agreements.

Delete

(5) Enter into repurchase agreements if, as a result, more than 10% of its total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

Delete

(6) Make investments for the purpose of exercising control or management.	Delete

G-1

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(7) Underwrite securities issued by other persons.	Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.	Delete

(9) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs.

Fundamental Investment Restriction:
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Fundamental Investment Restriction:
Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(10) Purchase any securities on margin, except for the use of short term credit necessary for clearance of purchases and sales of portfolio securities.	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(11) Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

Non-Fundamental Investment Restriction:
Make short sales of securities or maintain a short position.

Non-Fundamental Investment Restriction:
Write, purchase or sell puts, calls or combinations thereof.

G-2

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(12) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (13) below.

Fundamental Investment Restriction:
Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Non-Fundamental Investment Restriction:
Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

G-3

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(13) Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans are made according to the guidelines set forth below.

Non-Fundamental Investment Restriction:
Subject to investment restriction (12) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

(14) Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements). (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.)

Fundamental Investment Restriction:
Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

G-4

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(15) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (13) above) as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings referred to in investment restriction (14) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s net assets, taken at market value.

Delete

(16) Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value) would be invested in such securities.

Delete

(17) Invest in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

Delete

(18) Invest in securities or investments referred to in investment restriction (16) above and investment restriction (5) on the previous page if, regarding all such securities and investments, more than 10% of the Fund’s total assets (taken at market value) would be invested in such securities or investments.

Delete

(19) Enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

Delete

G-5

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(20) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Fund, Merrill Lynch Investment Managers, L.P. (“MLIM”) or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.

Delete

(21) Issue senior securities to the extent such issuance would violate applicable law.	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

G-6

EXHIBIT H

CMA Government Securities Fund

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(1) Purchase any securities other than short term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities.	Delete

(2) Enter into repurchase agreements with any one bank or primary dealer or an affiliate thereof, if immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements with such bank or primary dealer or an affiliate thereof.

Delete

(3) Enter into repurchase agreements if, as a result thereof, more than 10% of the Government Fund’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

Delete

(4) Act as an underwriter of securities issued by other persons.	Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5) Purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities.	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(6) Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

Non-Fundamental Investment Restriction:
Make short sales of securities or maintain a short position.

Non-Fundamental Investment Restriction:
Write, purchase or sell puts, calls or combinations thereof.

H-1

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(7) Make loans to other persons, provided that the Government Fund may purchase short term marketable securities which are direct obligations of the U.S. Government or enter into repurchase agreements pertaining thereto.

Fundamental Investment Restriction:
Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Non-Fundamental Investment Restriction:
Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

H-2

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(8) Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Government Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Government Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income).

Fundamental Investment Restriction:
Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(9) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Government Fund except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Government Fund’s net assets, taken at market value.

Delete

(10) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or domestic bank money market instruments).

Fundamental Investment Restriction:
Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

H-3

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(11) Issue senior securities to the extent such issuance would violate applicable law.	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

(12) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein).

Fundamental Investment Restriction:
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(13) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Fundamental Investment Restriction:
Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

—	Fundamental Investment Restriction: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

H-4

EXHIBIT I

CMA Money Fund

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(1) Purchase any securities other than types of money market securities and investments described under “Investment Objectives and Policies”.	Delete

(2) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or domestic bank money market instruments).

Fundamental Investment Restriction:
Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

(3) Purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that, in the case of bank money market instruments or repurchase agreements with any one bank, up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation.

Fundamental Investment Restriction: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

(4) Purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of an issuer.	Delete

(5) Enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.

Delete

(6) Make investments for the purpose of exercising control or management.	Delete

I-1

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(7) Underwrite securities issued by other persons.

Fundamental Investment Restriction:
Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.	Delete

(9) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs.

Fundamental Investment Restriction:
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Trust may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Fundamental Investment Restriction:
Purchase or sell commodities or contracts on commodities, except to the extent that the Trust may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(10) Purchase any securities on margin, except for the use of short term credit necessary for clearance of purchases and sales of portfolio securities.	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(11) Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

Non-Fundamental Investment Restriction:
Make short sales of securities or maintain a short position.

Non-Fundamental Investment Restriction:
Write, purchase or sell puts, calls or combinations thereof.

I-2

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(12) Make loans to other persons, provided that the Money Market Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it pursuant to (13) below.

Fundamental Investment Restriction:
Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines adopted by the Board of Trustees, as they may be amended from time to time.

Non-Fundamental Investment Restriction:
Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

I-3

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(13) Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans are made according to the guidelines set forth below.

Non-Fundamental Investment Restriction:
Subject to investment restriction (  ) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

(14) Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements). (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Money Market Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Money Market Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.)

Fundamental Investment Restriction:
Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

I-4

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(15) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (13) above) as security for indebtedness any securities owned or held by the Money Market Fund except as may be necessary in connection with borrowings referred to in investment restriction (14) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money Market Fund’s net assets, taken at market value.

Delete

(16) Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value) would be invested in such securities.

Delete

(17) Invest in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

Delete

(18) Enter into reverse repurchase agreements if, as a result thereof, the Money Market Fund’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

Delete

(19) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Money Market Fund, the Manager or any subsidiary thereof each owning beneficially more than 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.

Delete

(20) Issue senior securities to the extent such issuance would violate applicable law.	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

I-5

EXHIBIT J

CMA Tax-Exempt Fund

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(1) Purchase any securities other than Tax-Exempt Securities referred to herein and in the Appendix under the heading “Information Concerning Tax-Exempt Securities.”	Delete

(2) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer).

Fundamental Investment Restriction: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

(3) Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

Delete

(4) Make investments for the purpose of exercising control or management.	Delete

(5) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.	Delete

J-1

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(6) Purchase or sell real estate (provided that such restriction shall not apply to Tax-Exempt Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs.

Fundamental Investment Restriction:
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Fundamental Investment Restriction:
Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities.	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(8) Make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Tax-Exempt Securities subject to put options as set forth herein and in the Appendix under the heading “Information Concerning Tax-Exempt Securities.”

Non-Fundamental Investment Restriction:
Make short sales of securities or maintain a short position.

Non-Fundamental Investment Restriction:
Write, purchase or sell puts, calls or combinations thereof.

J-2

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(9) Make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Tax-Exempt Securities (the acquisition of a portion of an issue of Tax-Exempt Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act).

Fundamental Investment Restriction:
Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Non-Fundamental Investment Restriction:
Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

J-3

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(10) Borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.).

Fundamental Investment Restriction:
Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(11) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value.

Delete

(12) Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities.

Delete

J-4

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(13) Act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(14) Issue senior securities to the extent such issuance would violate applicable law.	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

(15) Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

Fundamental Investment Restriction:
Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

J-5

EXHIBIT K

CMA Treasury Fund

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(1) Purchase any securities other than direct obligations of the U.S. Treasury with remaining maturities of more than 762 days (25 months).	Delete

(2) Act as an underwriter of securities issued by other persons.	Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(3) Purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities.	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(4) Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.	Non-Fundamental Investment Restriction: Make short sales of securities or maintain a short position. Non-Fundamental Investment Restriction: Write, purchase or sell puts, calls or combinations thereof

(5) Make loans to other persons, provided that the Treasury Fund may purchase short term market securities which are direct obligations of the U.S. Treasury.

Fundamental Investment Restriction:
Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

K-1

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

Non-Fundamental Investment Restriction:
Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

(6) Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Treasury Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Treasury Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income).

Fundamental Investment Restriction:
Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

K-2

Current Fundamental Investment Restrictions The Fund May Not:	Proposed Investment Restrictions The Fund May Not:

(7) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Treasury Fund except as may be necessary in connection with borrowings mentioned in (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Treasury Fund’s net assets, taken at market value.

Delete

(8) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein).

Fundamental Investment Restriction:
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Fundamental Investment Restriction:
Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(10) Issue senior securities to the extent such issuance would violate applicable law.	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

(11) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or bank money instruments).

Fundamental Investment Restriction:
Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

—	Fundamental Investment Restriction: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

K-3

EXHIBIT L

CMA Multi-State Municipal Series Trust

Current Fundamental Investment Restrictions No Series May:	Proposed Investment Restrictions No Series May:

(1) Purchase any securities other than securities referred to under “How the Funds Invest” in the Prospectus and under “Investment Objectives and Policies” herein.	Delete

(2) Invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

Delete

(3) Make investments for the purpose of exercising control or management.	Delete

(4) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.	Delete

(5) Purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs.

Fundamental Investment Restriction:
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Fundamental Investment Restriction:
Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(6) Purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities.	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

L-1

Current Fundamental Investment Restrictions No Series May:	Proposed Investment Restrictions No Series May:

(7) Make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and Appendix K — “Information Concerning Municipal Securities”.

Non-Fundamental Investment Restriction:
Make short sales of securities or maintain a short position

Non-Fundamental Investment Restriction:
Write, purchase or sell puts, calls or combinations thereof

(8) Make loans to other persons, provided that each Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act).

Fundamental Investment Restriction:
Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines adopted by the Fund’s Board of Trustees, as they may be amended from time to time.

Non-Fundamental Investment Restriction:
Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

L-2

Current Fundamental Investment Restrictions No Series May:	Proposed Investment Restrictions No Series May:

(9) Borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income).

Fundamental Investment Restriction:
Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(10) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value.

Delete

(11) Invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities.

Delete

L-3

Current Fundamental Investment Restrictions No Series May:	Proposed Investment Restrictions No Series May:

(12) Act as an underwriter of securities, except to the extent that the Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(13) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

Delete

(14) Issue senior securities to the extent such issuance would violate applicable law.	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

In addition to the foregoing, the Funds have undertaken with the State of Texas that they will not invest in oil, gas or mineral leases.	Delete

L-4

CBA MONEY FUND 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CBA® MONEY FUND P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CBA Money Fund (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(13)	Securities other than those described in the Prospectus under “Investment Objective and Policies”
(2)	Underwriting Securities	(15)	Securities of Other Investment Companies
(3)	Borrowing	(16)	Illiquid or Restricted Securities
(4)	Commodities	(17)	Exercising Management or Control
(5)	Lending	(18)	Beneficial Ownership
(6)	Industry Concentration	(19)	Transfer of Assets as Securities for Indebtedness
(7)	Senior Securities	(20)	Purchase more than 10% of Issuer’s Outstanding Securities
(8)	Diversification	(21)	Repurchase Agreements—10% Limit
(9)	Short Sales	(22)	Securities of Issuers Having Record of Less than Three Years
(10)	Margin	(23)	Reverse Repurchase Agreements
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development
(12)	Securities Lending

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA GOVERNMENT SECURITIES FUND 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® GOVERNMENT SECURITIES FUND P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Government Securities Fund (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(9)	Short Sales
(2)	Underwriting Securities	(10)	Margin
(3)	Borrowing	(11)	Puts and Calls
(4)	Commodities	(12)	Securities Lending
(5)	Lending	(13)	Securities other than those described in the Prospectus under “Investment Objective and Policies”
(6)	Industry Concentration	(19)	Transfer of Assets as Securities for Indebtedness
(7)	Senior Securities	(21)	Repurchase Agreements—10% Limit
(8)	Diversification	(26)	Repurchase Agreements—5% Limit

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MONEY FUND 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MONEY FUND P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Money Fund (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(13)	Securities other than those listed in the Prospectus under “Investment Objective and Policies”
(2)	Underwriting Securities	(15)	Securities of Other Investment Companies
(3)	Borrowing	(16)	Illiquid or Restricted Securities
(4)	Commodities	(17)	Exercising Management or Control
(5)	Lending	(18)	Beneficial Ownership
(6)	Industry Concentration	(19)	Transfer of Assets Securities for Indebtedness
(7)	Senior Securities	(20)	Purchase more than 10% of Issuer’s Outstanding Securities
(8)	Diversification	(21)	Repurchase Agreements—10% Limit
(9)	Short Sales	(22)	Securities of Issuers Having Record of Less than Three Years
(10)	Margin	(23)	Reverse Repurchase Agreements
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development
(12)	Securities Lending

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA TAX-EXEMPT FUND 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® TAX-EXEMPT FUND P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Tax-Exempt Fund (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(11)	Puts and Calls
(2)	Underwriting Securities	(12)	Securities Lending
(3)	Borrowing	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(4)	Commodities	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(5)	Lending	(15)	Securities of Other Investment Companies
(6)	Industry Concentration	(16)	Illiquid or Restricted Securities
(7)	Senior Securities	(17)	Exercising Management or Control
(8)	Diversification	(19)	Transfer of Assets as Securities for Indebtedness
(9)	Short Sales	(25)	Oil, Gas or Mineral Exploration or Development
(10)	Margin

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA TREASURY FUND 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® TREASURY FUND P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Treasury Fund (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(8)	Diversification
(2)	Underwriting Securities	(9)	Short Sales
(3)	Borrowing	(10)	Margin
(4)	Commodities	(11)	Puts and Calls
(5)	Lending	(12)	Securities Lending
(6)	Industry Concentration	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(7)	Senior Securities	(19)	Transfer of Assets as Securities for Indebtedness

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

 You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA ARIZONA MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA CALIFORNIA MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

 The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA CONNECTICUT MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA MASSACHUSETTS MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-630-6902 or through the internet at www. proxyvote.com	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA MICHIGAN MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA NEW JERSEY MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

 CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA New York Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA NEW YORK MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA NORTH CAROLINA MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA OHIO MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date

CMA MULTI-STATE MUNICIPAL SERIES TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	CMA® MULTI-STATE MUNICIPAL SERIES TRUST P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 P R O X Y This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust (the “Fund”) held of record by the undersigned on June 26, 2001 at the Special Meeting of Shareholders to be held on August 24, 2001 or any adjournment thereof.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www. proxyvote.com 	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

CMA PENNSYLVANIA MUNICIPAL MONEY FUND	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
1.	01) Ronald W. Forbes 02) Terry K. Glenn 03) Cynthia A. Montgomery 04) Charles C. Reilly	05) Kevin A. Ryan 06) Roscoe S. Suddarth 07) Richard R. West 08) Edward D. Zinbarg	FOR ALL [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote on Proposals
2.	To consider and act upon a proposal to amend to amend the Fund’s Declaration of Trust to permit the Board of Trustees to reorganize the Fund into a master/feeder structure.	For [ ]	Against [ ]	Abstain [ ]
3.	To consider and act upon a proposal to amend the Fund’s Declaration of Trust to permit the Board of Trustees to divide the Fund’s shares into additional classes of shares.	For [ ]	Against [ ]	Abstain [ ]
4.	To consider and act upon a proposal to change the Fund’s investment restrictions listed below:	For All [ ]	Against All [ ]	Abstain All [ ]

(1)	Real Estate	(12)	Securities Lending
(2)	Underwriting Securities	(13)	Securities other than those described in Prospectus under “Investment Objective and Policies”
(3)	Borrowing	(14)	Invest Bonds Where Issuing Entity Has a Record of Less than Three Years
(4)	Commodities	(15)	Securities of Other Investment Companies
(5)	Lending	(16)	Illiquid or Restricted Securities
(6)	Industry Concentration	(17)	Exercising Management or Control
(7)	Senior Securities	(18)	Beneficial Ownership
(9)	Short Sales	(19)	Transfer of Assets as Securities for Indebtedness
(10)	Margin	(24)	Oil, Gas and Mineral Leases
(11)	Puts and Calls	(25)	Oil, Gas or Mineral Exploration or Development

FOR ALL EXCEPT AS MARKED* [ ]

*	To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate “Vote Against” or “Abstention.”

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

___________________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                            Date

___________________________________________________________________________
Signature (Joint Owners)                                                                                         Date